Exhibit 10.12

AGREEMENT

This AGREEMENT (this “Agreement”), dated as of October 19, 2005, is entered into by and between MISCOR GROUP, LTD. (formally known as Magnetech Integrated Services Corp.), an Indiana corporation (the "Company"), each subsidiary of the Company set forth on Schedule A hereto (the Company and each such subsidiary of the Company, collectively, the “Credit Parties” and each, a “Credit Party”) and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (x) that certain Security and Purchase Agreement, dated as of August 24, 2005 (as amended, modified or supplemented from time to time, the “Security Agreement”) by and among the Credit Parties and Laurus and (y) the Ancillary Agreements referred to in, and defined in, the Security Agreement (as amended, modified or supplemented from time to time, the “Ancillary Agreements” and each, an “Ancillary Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

WHEREAS, each Credit Party and Laurus have agreed to make certain modifications to the Security Agreement and the Ancillary Agreements as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1. Notwithstanding anything to the contrary contained in the Security Agreement or in any Ancillary Agreement, (x) no Minimum Borrowing Notes shall be issued under the Security Agreement or any Ancillary Agreement other than the Minimum Borrowing Note issued on the Closing Date and (y) no principal amounts or other amounts shall be transferred from the Revolving Note to any additional Minimum Borrowing Note. The foregoing shall not limit or otherwise affect the aggregate principal amount that may be borrowed under the Revolving Note pursuant to the terms of the Security Agreement and Ancillary Agreements.

2.  The following amendments are hereby made to the Registration Rights Agreement (as defined in the Security Agreement):

(a) In the definition of “Effectiveness” in Section 1 of the Registration Rights Agreement, the reference to “one hundred fifty (150) days” in clause (i) thereof shall be amended to read “one hundred sixty (160)” days, and the reference to “sixty (60) days” in clause (ii) thereof shall be amended to read “seventy (70) days”; and

(b) In the definition of “Filing Date” in Section 1 of the Registration Rights Agreement, each reference to “sixty (60) days” therein shall be amended to read “seventy (70) days.”

3. Each reference to the par value of a share of Common Stock of the Company set forth in the Security Agreement and the Ancillary Agreements shall be amended to mean “no par value”, rather than a par value of $0.01.

4. Each agreement set forth herein shall be effective as of the date hereof following the execution and delivery of same by each Credit Party and Laurus.

5. Except as specifically set forth in this Agreement, there are no other amendments, modifications or supplementations to the Security Agreement or any Ancillary Agreement, and all of the other forms, terms and provisions of the Security Agreement and the Ancillary Agreements remain in full force and effect.

6. Each Credit Party hereby represents and warrants to Laurus that as of the date of the Security Agreement all representations and warranties made by such Credit Party in connection with the Security Agreement and the Ancillary Agreements were true, correct and complete as of that date (except that the Common Stock of the Company was no par value rather than $0.01 per share), and all of such Credit Parties’ covenant requirements under the Security Agreement and Ancillary Agreements that are required to have been met on or before the date of this Agreement have been met or waived in writing by Laurus.

7. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each Credit Party and Laurus has caused this Agreement to be signed in its name effective as of this 19th day of October, 2005.

MISCOR GROUP, LTD. (formally known as MAGNETECH INTEGRATED SERVICES CORP.)

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President & CEO

MAGNETECH INDUSTRIAL SERVICES, INC.

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

MARTELL ELECTRIC, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

HK ENGINE COMPONENTS, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	Manager

HK MACHINED PARTS, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	Manager

HK WESTON PROPERTIES, LLC

By:	/s/ John A. Martell
Name:	Johns A. Martell
Title:	Manager

HK CAST PRODUCTS, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	Manager

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name:	David Grin
Title:	Director

Schedule A

Subsidiaries of Company

Magnetech Industrial Services, Inc., an Indiana corporation
Martell Electric, LLC, an Indiana limited liability company
HK Engine Components, LLC, an Indiana limited liability company
HK Machined Parts, LLC, an Indiana limited liability company
HK Weston Properties, LLC, an Indiana limited liability company
HK Cast Products, LLC, an Indiana limited liability company

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